UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 8, 2014

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fourth Floor, Connaught House,

1 Burlington Road, Dublin 4, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 13, 2014, Jazz Pharmaceuticals International III Limited (“Purchaser”), a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company (“Jazz Pharmaceuticals” and together with Purchaser, the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Aerial BioPharma, LLC (“Aerial”).

Pursuant to the terms of the Asset Purchase Agreement, and in exchange for an upfront initial payment from Purchaser totaling $125 million (the “Initial Payment”), the Company is acquiring certain assets (the “Purchased Assets”) related to ADX-N05, a product candidate that was under development by Aerial for the treatment of excessive daytime sleepiness in patients with narcolepsy (the “Asset Acquisition”). In the Asset Acquisition, the Company is acquiring all of Aerial’s right, title and interest in and to the Purchased Assets, which include patents, clinical data and an exclusive license from SK Biopharmaceuticals Co., Ltd. (“SK Biopharmaceuticals”) to develop, manufacture and commercialize ADX-N05 in all countries other than in certain countries in Asia where SK Biopharmaceuticals retains rights (such license, the “SK License”). The Company also assumed certain liabilities arising out of the Purchased Assets following the closing of the Asset Acquisition, including the obligations under the SK License. In addition to the Initial Payment, the Company is also obligated to make certain milestone payments (in an aggregate amount of up to $272 million) based on development, regulatory and sales milestones and to pay tiered royalties from high single digits to mid-teens based on potential future sales of ADX-N05 by the Company.

Purchaser and Aerial have made customary representations and warranties and agreed to customary covenants in the Asset Purchase Agreement, including covenants requiring Purchaser to use commercially reasonable efforts to develop and obtain regulatory approval for ADX-N05. Subject to certain limitations, each of Purchaser and Aerial has also agreed to indemnify the other for breaches of representations, warranties, covenants and other specified matters. Pursuant to the Asset Purchase Agreement, $12.5 million of the Initial Payment will be held in escrow for 18 months and applied towards the indemnification obligations of Aerial as set forth in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement and the Asset Acquisition contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Asset Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information, or to provide any other factual information, about the Purchased Assets, the Company or Aerial. The representations, warranties and covenants contained in the Asset Purchase Agreement are made only for purposes of the Asset Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Purchased Assets, the Company or Aerial. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On January 8, 2014, James C. Momtazee notified Jazz Pharmaceuticals of his decision to resign as a member of its Board of Directors, effective immediately, due to a recent expansion in his other professional responsibilities. Mr. Momtazee indicated that his decision to resign was not a result of any disagreement with Jazz Pharmaceuticals on any matter relating to its operations, policies or practices.

Item 8.01.	Other Events.

On January 13, 2014, Jazz Pharmaceuticals issued a press release regarding the matters described in Item 2.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated January 13, 2014, by and among Jazz Pharmaceuticals International III Limited, Aerial BioPharma, LLC and Jazz Pharmaceuticals plc.*

99.1	Press release, dated January 13, 2014, titled “Jazz Pharmaceuticals Announces Acquisition from Aerial BioPharma of Rights to a Late Stage Investigational Compound for Excessive Daytime Sleepiness.”

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission. In addition, confidential treatment has been requested as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying Exhibit 99.1 contain forward-looking statements, including, but not limited to, statements related to the therapeutic and commercial potential of ADX-N05, planned future discussions with the U.S. Food and Drug Administration concerning Jazz Pharmaceuticals’ anticipated development of ADX-N05, potential future clinical trials and other development of ADX-N05 planned to be conducted by Jazz Pharmaceuticals and the anticipated timing thereof, including the indications that Jazz Pharmaceuticals plans to pursue, potential commercialization of ADX-N05 by Jazz Pharmaceuticals, Jazz Pharmaceuticals’ pipeline and portfolio growth strategy and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals’ current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the difficulty and uncertainty of pharmaceutical product development, including the timing and cost thereof, the risk that results from early clinical trials may not be predictive of results obtained in later and larger Phase 3 clinical trials and the uncertainty of clinical success and regulatory approval; Jazz Pharmaceuticals’ ability to successfully manage the risks associated with integrating ADX-N05 and any other products or product candidates Jazz Pharmaceuticals may acquire in the future into its product portfolio, including the availability of funding to complete the development of, obtain regulatory approval for and commercialize ADX-N05 and any other potential future acquired product candidates; the possibility that Jazz Pharmaceuticals may fail to realize the anticipated benefits (commercial or otherwise) from ADX-N05; Jazz Pharmaceuticals’ ability to identify and acquire, in-license or develop additional products or product candidates to grow its business; and possible restrictions on Jazz Pharmaceuticals’ ability and flexibility to pursue certain future opportunities as a result of its substantial outstanding debt obligations; as well as risks related to future opportunities and plans; and those other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and future filings and reports by Jazz Pharmaceuticals. Jazz Pharmaceuticals undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K and the accompanying Exhibit 99.1 as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Suzanne Sawochka Hooper
Name: Suzanne Sawochka Hooper
Title: Executive Vice President and General Counsel

Date: January 13, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated January 13, 2014, by and among Jazz Pharmaceuticals International III Limited, Aerial BioPharma, LLC and Jazz Pharmaceuticals plc.*

99.1	Press release, dated January 13, 2014, titled “Jazz Pharmaceuticals Announces Acquisition from Aerial BioPharma of Rights to a Late Stage Investigational Compound for Excessive Daytime Sleepiness.”

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission. In addition, confidential treatment has been requested as to certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

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